                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             HILLS STORES COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       [HILLS STORES COMPANY LETTERHEAD]


                                    June 12, 1995

TO:         ALL HILLS' VENDORS

FROM:       MICHAEL BOZIC
            PRESIDENT & CHIEF EXECUTIVE OFFICER

RE:         HILLS ANNUAL MEETING - VOTING PROCEDURES

      A number of our vendors who are also Hills' shareholders, have asked about the proper voting procedures in connection with the Hills Annual Meeting proxy contest.

      If you are satisfied with the growth and profitability of Hills over the past few years and wish to support the present management team and their plans to continue to grow the Company reasonably and profitably, then please follow these steps:

      TO SUPPORT THE HILLS' BOARD OF DIRECTORS:

      1. PLEASE MARK, SIGN, DATE AND MAIL YOUR WHITE HILLS PROXY CARD IN THE ENVELOPE PROVIDED.

      2. DO NOT RETURN ANY BLUE PROXY CARDS SENT TO YOU BY DICKSTEIN PARTNERS - NOT EVEN AS A VOTE OF PROTEST.

                  IF YOU RETURN A DICKSTEIN BLUE CARD, EVEN IF YOU VOTE TO "WITHHOLD AUTHORITY," IT WILL CANCEL ANY PREVIOUSLY EXECUTED WHITE CARD. IN A PROXY CONTEST, ONLY THE LATEST DATED CARD SENT TO EITHER SIDE WILL COUNT. TO SUPPORT THE PRESENT BOARD, IMMEDIATELY DISCARD ANY BLUE CARDS YOU RECEIVE.

     If you have voted Dickstein's blue proxy card before receiving your Hills WHITE proxy card, you have every right to change your vote simply by marking, signing, dating and mailing the WHITE proxy card. This will cancel your earlier vote since only your latest dated proxy card will count. If you are in doubt, simply execute another WHITE card today.

      If you own shares in the name of a brokerage firm, only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a Hills WHITE card on your behalf. You should ALSO promptly mark, sign, date and mail your WHITE card when you receive it from your broker. Please do so for each separate account you maintain.

      Your vote is important, regardless of the number of shares owned. Please vote today and thanks for your help.

      If you have any questions or require assistance in voting your shares, please call William K. Friend, Vice President-Secretary and Corporate Counsel at 1-800-964-4910, Ext. 1189.

                                    [SIGNATURE OF MICHAEL BOZIC]

                       [HILLS STORES COMPANY LETTERHEAD]

Dear Fellow Shareholder:

      On behalf of the Board of Directors of Hills Stores Company, thank you for sending in your proxy for the Annual Meeting of Shareholders scheduled to be held on June 23, 1995.

      To avoid the possibility of your shares being challenged or disqualified from voting for reason(s) indicated below, we ask that you mark, sign, date and mail the enclosed new WHITE proxy in the envelope provided for your convenience.

      / / Your previous proxy was unsigned or not legible. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such).

      / / Your previous proxy was undated. (Please date and sign to conform with the name shown on the proxy.)

      / / Your previous proxy was not signed by all owners. (If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the proxy should be signed by the executor or administrator of the deceased tenant-in-common, and proof of such person's status as executor or administrator should be sent with the proxy.)

       / / Your previous proxy omitted your title of authority. (If signing attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such. Please see attached sample.)

      / / Your previous proxy, as marked, did not clearly specify your voting instructions. (Please sign, date and clearly mark your proxy.)

      / /   Other _____________________________________________________________

      Since the Annual Meeting is scheduled to be held on Friday, June 23, 1995, we would sincerely appreciate your signing, dating, marking and promptly mailing the enclosed WHITE proxy card.

      On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                          Sincerely,


                                          Michael Bozic
                                          President & Chief Executive Officer

                                    -SAMPLE-

1. ELECTION OF DIRECTORS      / /  FOR all nominees listed below
                                   (EXCEPT AS MARKED TO THE CONTRARY BELOW)

                              / /  WITHHOLD AUTHORITY
                                   TO VOTE FOR ALL NOMINEES LISTED BELOW

   Thomas H. Lee, Michael Bozic, Susan E. Engel, Richard B. Loynd, Norman S. Matthews, James L. Moody, Jr. and John G. Reen. (INSTRUCTION: To withhold authority for any individual nominee mark FOR above and write the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote here.)


   -----------------------------------------------------------------------------
2. ADOPTION OF THE HILLS STORES COMPANY 1995 INCENTIVE AND NONQUALIFIED
   STOCK OPTION PLAN.

              / / FOR           / / AGAINST             / / ABSTAIN

3. ADOPTION OF THE HILLS STORES COMPANY ASSOCIATE STOCK PURCHASE PLAN.

              / / FOR           / / AGAINST             / / ABSTAIN

/ / I plan to attend the meeting.

Please mark, date and sign as your name(s) appear(s) to the left and return in the enclosed envelope. If acting as an executor, administrator, trustee, guardian, etc., you should so indicate when signing. In the case of a corporation, please sign the full corporate name, by a duly authorized officer.

ABC CO., INC.
123 MAIN STREET
ANY CITY, NY 11530

Dated                        JUNE 14      , 1995
     -------------------------------------

ABC CO., INC.
- ------------------------------------------------
                  Signature(s)

JOHN JONES, VICE PRESIDENT
- ------------------------------------------------
            Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.